Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2021

	Shares	Value
COMMON STOCKS† - 9.2%
Energy - 5.2%
Whiting Petroleum Corp.*	31,549	$ 2,040,589
Permian Production Partners LLC†††	79,840	101,397
Bruin E&P Partnership Units†††	31,358	1,631
Total Energy		2,143,617
Utilities - 3.6%
TexGen Power LLC†††	65,297	1,518,155
Financial - 0.4%
KKR Acquisition Holdings I Corp. — Class A*,1	18,900	184,086
Total Common Stocks
(Cost $3,127,089)		3,845,858
PREFERRED STOCKS†† - 0.5%
Financial - 0.5%
American Equity Investment Life Holding Co., 5.95%	8,000	220,000
Total Preferred Stocks
(Cost $200,000)		220,000
WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	4,724	4,717
Total Warrants
(Cost $4,973)		4,717
MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	610,125	610,125
Total Money Market Fund
(Cost $610,125)		610,125
	Face Amount~
CORPORATE BONDS†† - 103.3%
Energy - 62.1%
Comstock Resources, Inc.
7.50% due 05/15/25[3,4]	2,000,000	2,062,500
Ovintiv Exploration, Inc.
5.38% due 01/01/26[3]	1,550,000	1,718,202
Energy Transfer, LP
5.95% due 12/01/25[3]	1,500,000	1,709,064
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3,4]	1,500,000	1,632,262
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,306,862
7.88% due 10/01/29[3]	200,000	270,637
Parkland Corp.
4.63% due 05/01/30[4]	525,000	521,719
4.50% due 10/01/29[4]	475,000	475,375
3.88% due 06/16/26[4]	CAD 500,000	392,562
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[3]	950,000	985,625
6.88% due 01/15/29[3]	250,000	261,788
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26[3]	1,239,000	1,225,061
ITT Holdings LLC
6.50% due 08/01/29[3,4]	1,175,000	1,163,250
CVR Energy, Inc.
5.75% due 02/15/28[3,4]	1,062,000	1,019,520
5.25% due 02/15/25[4]	75,000	72,375
MPLX, LP
4.88% due 12/01/24[3]	1,000,000	1,085,396
NuStar Logistics, LP
6.38% due 10/01/30	550,000	610,500
6.00% due 06/01/26	275,000	298,375
5.63% due 04/28/27	150,000	158,625
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	985,000
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[4]	500,000	530,000
3.88% due 11/01/33[4]	375,000	393,968
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[3]	600,000	664,979
2.74% due 12/31/39[3,4]	250,000	243,899
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	859,000	798,870
Sabine Pass Liquefaction LLC
5.63% due 04/15/23	750,000	784,425
Southwestern Energy Co.
5.38% due 02/01/29	500,000	528,750
4.75% due 02/01/32	100,000	105,311
Phillips 66 Partners, LP
3.55% due 10/01/26[3]	500,000	531,957
DT Midstream, Inc.
4.13% due 06/15/29[3,4]	500,000	511,875
DCP Midstream Operating, LP
3.25% due 02/15/32	475,000	478,562
Occidental Petroleum Corp.
4.63% due 06/15/45	300,000	311,250
7.88% due 09/15/31	125,000	166,875
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[3,4]	400,000	419,452
Rattler Midstream, LP
5.63% due 07/15/25[3,4]	300,000	312,000
Viper Energy Partners, LP
5.38% due 11/01/27[4]	275,000	283,937
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	250,000	269,086
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]	250,000	254,687
PDC Energy, Inc.
6.13% due 09/15/24	224,000	226,800

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 103.3% (continued)
Energy - 62.1% (continued)
Basic Energy Services, Inc.
due 10/15/23[5,6]	650,000	$45,500
Total Energy		25,816,881
Utilities - 11.0%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	857,000
5.75% due 05/20/27	725,000	802,031
Terraform Global Operating LLC
6.13% due 03/01/26[3,4]	1,025,000	1,044,219
Southwest Gas Corp.
3.18% due 08/15/51	1,000,000	958,280
Clearway Energy Operating LLC
3.75% due 01/15/32[4]	925,000	918,062
Total Utilities		4,579,592
Communications - 6.7%
McGraw-Hill Education, Inc.
8.00% due 08/01/29[4]	500,000	496,175
5.75% due 08/01/28[4]	175,000	173,250
Cengage Learning, Inc.
9.50% due 06/15/24[4]	572,000	575,575
Altice France S.A.
5.13% due 07/15/29[3,4]	250,000	243,863
5.50% due 10/15/29[4]	200,000	197,000
UPC Broadband Finco BV
4.88% due 07/15/31[4]	400,000	408,000
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[4]	250,000	261,250
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[4]	125,000	127,529
4.25% due 01/15/34[4]	125,000	122,978
CSC Holdings LLC
4.63% due 12/01/30[4]	200,000	189,250
Total Communications		2,794,870
Consumer, Non-cyclical - 6.7%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	581,000	621,670
CPI CG, Inc.
8.63% due 03/15/26[3,4]	550,000	581,663
BCP V Modular Services Finance II plc
4.75% due 10/30/28[4]	EUR 250,000	286,743
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	250,000	261,250
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[4]	250,000	246,875
Sotheby's
7.38% due 10/15/27[4]	225,000	239,625
Sotheby's/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	225,000	229,500
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	200,000	196,000
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	129,000	121,583
Total Consumer, Non-cyclical		2,784,909
Consumer, Cyclical - 5.6%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	980,875
5.00% due 06/01/31[4]	325,000	328,656
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4]	250,000	256,960
Superior Plus, LP
4.25% due 05/18/28[4]	CAD 300,000	238,357
Wabash National Corp.
4.50% due 10/15/28[4]	200,000	202,000
Delta Air Lines, Inc.
7.00% due 05/01/25[3,4]	175,000	200,097
Asbury Automotive Group, Inc.
5.00% due 02/15/32[4]	100,000	103,770
Total Consumer, Cyclical		2,310,715
Industrial - 4.1%
Artera Services LLC
9.03% due 12/04/25[4]	1,100,000	1,163,728
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	325,000	347,750
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]	200,000	195,500
Total Industrial		1,706,978
Financial - 3.7%
HUB International Ltd.
5.63% due 12/01/29[4]	275,000	283,311
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	250,000	256,250
USI, Inc.
6.88% due 05/01/25[4]	200,000	201,500
Home Point Capital, Inc.
5.00% due 02/01/26[4]	200,000	185,500
AmWINS Group, Inc.
4.88% due 06/30/29[4]	175,000	176,750
Hunt Companies, Inc.
5.25% due 04/15/29[4]	175,000	172,375
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[4]	125,000	126,250
PHM Group Holding Oy
4.75% due 06/18/26[4]	EUR 100,000	116,218
Total Financial		1,518,154
Basic Materials - 3.4%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	750,000	799,815
EverArc Escrow Sarl
5.00% due 10/30/29[4]	250,000	250,185

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 103.3% (continued)
Basic Materials - 3.4% (continued)
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[4]	225,000	$230,906
Kaiser Aluminum Corp.
4.50% due 06/01/31[4]	100,000	98,375
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	50,000	52,942
Total Basic Materials		1,432,223
Total Corporate Bonds
(Cost $42,043,146)		42,944,322
SENIOR FLOATING RATE INTERESTS††,[3,8] - 21.0%
Consumer, Cyclical - 5.3%
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,458,270	1,405,044
EnTrans International LLC
6.10% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	414,178	388,085
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	213,125	206,731
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	97,950	92,073
FR Refuel LLC
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	88,333	87,671
Total Consumer, Cyclical		2,179,604
Energy - 5.0%
Buckeye Partners LP
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/01/26	982,575	978,222
Stonepeak Lonestar Holdings LLC
4.62% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	537,419	537,865
TransMontaigne Operating Company LP
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	300,000	301,125
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/24/25†††,7	294,755	265,280
Total Energy		2,082,492
Utilities - 4.9%
UGI Energy Services, Inc.
3.85% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	682,500	682,500
Carroll County Energy LLC
3.72% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	688,554	672,201
Granite Generation LLC
4.75% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.75%) due 11/09/26	681,268	670,538
Total Utilities		2,025,239
Industrial - 2.0%
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	492,500	490,963
YAK MAT (YAK ACCESS LLC)
10.21% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	357,500
Total Industrial		848,463
Basic Materials - 1.3%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	580,434	551,412
Consumer, Non-cyclical - 1.1%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	176,693	176,251
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	150,000	149,625
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28	75,000	74,062

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,[3,8] - 21.0% (continued)
Consumer, Non-cyclical - 1.1% (continued)
Kronos Acquisition Holdings, Inc.
due 12/22/26	50,000	$49,532
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	22,413	22,357
Total Consumer, Non-cyclical		471,827
Technology - 0.5%
Datix Bidco Ltd.
8.21% (6 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 150,000	201,698
Financial - 0.5%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	193,104	193,426
Communications - 0.4%
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	174,563	173,582
Total Senior Floating Rate Interests
(Cost $8,882,953)		8,727,743
ASSET-BACKED SECURITIES†† - 1.2%
Collateralized Loan Obligations - 1.2%
Jamestown CLO V Ltd.
2014-5A, 5.22% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[4,8]	500,000	488,322
Total Asset-Backed Securities
(Cost $465,753)		488,322
Total Investments - 136.7%
(Cost $55,334,039)		$56,841,087
Other Assets & Liabilities, net - (36.7)%		(15,265,084)
Total Net Assets - 100.0%		$41,576,003

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Morgan Stanley Capital Services LLC	EUR	Sell	357,000	402,348 USD	01/14/22	$(4,159)
JPMorgan Chase Bank, N.A.	GBP	Sell	150,000	198,404 USD	01/14/22	(4,445)
Barclays Bank plc	CAD	Sell	807,000	627,930 USD	01/14/22	(10,455)
						$(19,059)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Special Purpose Acquisition Company (SPAC).
2	Rate indicated is the 7-day yield as of December 31, 2021.
3	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of December 31, 2021, the total market value of segregated or earmarked securities was $26,169,270.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $24,576,044 (cost $24,061,925), or 59.1% of total net assets.
5	Security is in default of interest and/or principal obligations.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $45,500 (cost $647,007), or 0.1% of total net assets — See Note 6.
7	Payment-in-kind security.
8	Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD — Canadian Dollar
CLO — Collateralized Loan Obligation
EUR — Euro
GBP — British Pound

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2021

LIBOR — London Interbank Offered Rate
LLC Limited Liability Company
plc — Public Limited Company
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at December 31, 2021 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 2,224,675	$ —	$ 1,621,183	$ 3,845,858
Preferred Stocks	—	220,000	—	220,000
Warrants	4,717	—	—	4,717
Money Market Fund	610,125	—	—	610,125
Corporate Bonds	—	42,944,322	—	42,944,322
Senior Floating Rate Interests	—	8,173,094	554,649	8,727,743
Asset-Backed Securities	—	488,322	—	488,322
Total Assets	$ 2,839,517	$ 51,825,738	$ 2,175,832	$ 56,841,087

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —	$ 19,059	$ —	$ 19,059
Unfunded Loan Commitments (Note 5)	—	—	88	88
Total Liabilities	$ —	$ 19,059	$ 88	$ 19,147

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $14,715,717 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Common Stocks	$ 1,518,155	Third Party Pricing	Broker Quote	—	—
Common Stocks	101,397	Enterprise Value	Valuation Multiple	3.0x	—
Common Stocks	1,631	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	352,951	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	201,698	Yield Analysis	Yield	8.1x	—
Total Assets	$ 2,175,832
Liabilities:
Unfunded Loan Commitments	$ 88	Model Price	Purchase Price	—	—

Significant changes in a quote, yield, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended December 31, 2021, the Fund had securities with a total value of $1,719,853 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,381,276 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2021:

	Assets				Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loans Commitments

Beginning Balance	$ 694,478	$ 2,379,148	$ 103,028	$ 3,176,654	$ -
Purchases/(Receipts)	-	88,952	-	88,952	(117)
(Sales, maturities and paydowns)/Fundings	-	(1,419,883)	-	(1,419,883)	-
Amortization of premiums/discounts	-	15,380	-	15,380	-
Total realized gains (losses) included in earnings	-	-	-	-	-
Total change in unrealized appreciation (depreciation) included in earnings	(18,059)	(5,789)	-	(23,848)	29
Transfers into Level 3	-	201,698	1,518,155	1,719,853	-
Transfers out of Level 3	(676,419)	(704,857)	-	(1,381,276)	-
Ending Balance	$ -	$ 554,649	$ 1,621,183	$ 2,175,832	$ (88)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2021	$ -	$ (4,929)	$ -	$ (4,929)	$ 29

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency contracts. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-thannot” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Tax Appreciation (Depreciation)
$ 55,334,039	$ 2,722,829	$ (1,234,840)	$ 1,487,989

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of December 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2021, were as follows:

Borrower	Maturity Date	Face Amount	Value
FR Refuel LLC	11/02/28	$11,667	$88

Note 6 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	$647,007	$45,500

1	Security is in default of interest and/or principal obligations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 7 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

OTHER INFORMATION (Unaudited)	December 31, 2021

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.